                                                                    Exhibit 99.1

                                  Certification
                         Pursuant to Section 906 of the
                   Sarbanes-Oxley Act of 2002 (Subsections (a)
                  and (b) of Section 1350, Chapter 63 of Title 18)
                               United States Code

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Heidrick & Struggles International, Inc., a Delaware corporation (the "Company"), does hereby certify that:

     The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and the information contained in Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated             November 13, 2002                      /s/ Piers Marmion
--------------------------------------------------------------------------------
                                                         Chief Executive Officer